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                                                                Exhibit 23.2






                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                ---------------------------------------------------

        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Watson Pharmaceuticals, Inc. of our report dated February 28, 1996, relating to the financial statements of Royce Laboratories, Inc., which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.






Price Waterhouse LLP
Miami, Florida
February 21, 1997